UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 14, 2004

WORLD HEALTH ALTERNATIVES, INC.

(Exact name of registrant as specified in its charter)

Florida	333-84934	04-3613924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Penn Center Blvd., Suite 111, Pittsburgh, PA	15235
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(412) 829-7800

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 – ACQUISITION OR DISPOSITION OF ASSETS.

On October 14, 2004, World Health Alternatives, Inc. (the “Company”), pursuant to an Asset Purchase Agreement, (the “Agreement”), completed its acquisition of substantially all of the assets of Travel Nurse Solutions, Inc. (“TNS”), for $5,621,549 in cash paid at closing, 747,950 shares of the Company’s restricted common stock valued at approximately $2.339 per share, the assumption of approximately $680,000 of TNS’s existing operating debt, and $750,000 in cash, plus interest, in the form of a long-term promissory note. The Company has already paid the $750,000 promissory note. The Agreement also includes earn-out provisions over the first and second twelve-month periods commencing on the closing date, pursuant to which the Company could be required to issue shares of its restricted common stock worth up to $2,500,000, with the number of shares being calculated based on the average per share closing price of the Company’s common stock over the ten trading days immediately preceding the applicable earn-out shares issuance date after each twelve-month earn-out period. A copy of the Agreement is attached hereto as Exhibit 2.1.

TNS is a privately held medical staffing company that specializes in staffing nurses with medical facilities. TNS is headquartered in Birmingham, Alabama, and has additional offices in Mobile, Alabama and Cincinnati, Ohio.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Form 8-K within the period permitted by Item 9.01(c) of Form 8-K.

(b) Pro Forma financial information

The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9.01(c) of Form 8-K.

(c) Exhibits

Exhibits	Description
2.1	Asset Purchase Agreement among Better Solutions, Inc., a Pennsylvania corporation, World Health Alternatives, Inc., a Florida corporation, Travel Nurse Solutions, Inc., an Ohio Corporation, and Certain Shareholders Thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.

By	/s/ Richard E. McDonald
Richard E. McDonald
President,
Principal Financial Officer
Principal Accounting Officer
Chairman of the Board of Directors,

Date: October 26, 2004

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement among Better Solutions, Inc., a Pennsylvania corporation, World Health Alternatives, Inc., a Florida corporation, Travel Nurse Solutions, Inc., an Ohio Corporation, and Certain Shareholders Thereof

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